SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2003

SCPIE HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12449	95-4557980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1888 Century Park East, Suite 800

Los Angeles, California 90067

(Address of Principal Executive Offices)

(310) 551-5900

(Registrant’s telephone number, including area code)

Item	7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

99.1	Press Release, dated November 11, 2003, issued by SCPIE Holdings Inc. furnished pursuant to Item 9 and Item 12 of Form 8-K.

99.2	Third Quarter 2003 conference call script furnished pursuant to Item 9 and Item 12 of Form 8-K.

Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On November 11, 2003, SCPIE Holdings Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1. The script for the related conference call is attached hereto as Exhibit 99.2.

Item 12. Results of Operations and Financial Condition

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On November 11, 2003, SCPIE Holdings Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1. The script for the related conference call is attached hereto as Exhibit 99.2.

The information contained in this Current Report, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any filing of SCPIE Holdings Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2003	SCPIE HOLDINGS INC.

	By:	/s/ ROBERT B. TSCHUDY
	Name: Its:	Robert B. Tschudy Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit	99.1. Press Release, dated November 11, 2003, issued by SCPIE Holdings Inc.
Exhibit	99.2. Third Quarter 2003 conference call script.

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